UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2026

STRAN & COMPANY, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-41038	04-3297200
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Victory Road, Suite 301, Quincy, MA	02171
(Address of principal executive offices)	(Zip Code)

800-833-3309
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SWAG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On November 10, 2026, Stran & Company, Inc. (the “Company” or “Stran”) issued a press release announcing its financial results for the three and nine months ended September 30, 2026 and providing a business update. The press release also announced that the Company will hold a conference call at 10:00 a.m. Eastern Time on November 11, 2026 to discuss the Company’s financial results, the Company’s corporate progress and other developments. A copy of the press release is furnished as Exhibit 99.1 to this report.

The information furnished pursuant to this Item 2.02 (including Exhibit 99.1 hereto), shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

The press release attached as Exhibit 99.1 hereto contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements, other than statements of historical fact, contained in the press release are forward-looking statements. Forward-looking statements contained in the press release may be identified by the use of words such as “anticipate,” “believe,” “contemplate,” “could,” “estimate,” “expect,” “intend,” “seek,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “target,” “aim,” “should,” "will,” “would,” or the negative of these words or other similar expressions, although not all forward-looking statements contain these words. Forward-looking statements in the press release include, but are not limited to, the Company’s belief that it is building a stronger, more profitable business; the Company’s belief that it is beginning to see the benefits of its operational improvements and strategic investments; the Company’s expectation that Stran Loyalty Solutions, LLC will become a more meaningful contributor to its profitability; the Company’s focus on translating revenue growth into stronger earnings and cash flow; the Company’s ability to maintain financial flexibility and to pursue new customer opportunities and strategic growth initiatives; the Company’s expectations regarding future repurchases under its share repurchase program and its approach to capital allocation; the Company’s belief that it has an improving earnings profile, positive operating cash flow and a strong balance sheet; and the Company’s belief that it is entering its next phase of growth from a stronger financial position. These forward-looking statements are based on the Company’s current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that future developments affecting the Company will be those that the Company has anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) and other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to: the Company’s ability to achieve or sustain profitability, including in its SLS segment; the Company’s ability to sustain recent gross margin levels, including because results for the three months ended September 30, 2026 benefited from a tariff refund of approximately $0.2 million that may not recur; evolving trade matters, including tariffs under Section 301 of the Trade Act of 1974 and other trade measures on goods the Company purchases from manufacturers in China and other countries, the Company’s ability to pass increased costs through to customers or to shift sourcing cost-effectively, and the uncertain timing, amount and availability of any further refunds of previously paid tariffs, which remain subject to ongoing litigation; volatility in energy and oil markets, including as a result of geopolitical tensions in the Middle East, and its impact on manufacturing, transportation and packaging costs; the Company’s ability to retain key clients and secure new client engagements, including realizing expected revenue from new contracts and personnel; the Company’s dependence on a limited number of significant clients, including concentration of sales and accounts receivable with individual customers; the Company’s ability to generate positive operating cash flow, which may fluctuate due to the timing of customer orders, inventory purchases, customer deposits and rewards program funding; the Company’s ability to maintain sufficient liquidity and capital resources, and the extent to which it continues to repurchase shares, which depends on its capital needs, market conditions, the price of its common stock and other considerations; the Company’s ability to expand its Stran and SLS segments as planned and to realize the expected benefits of its strategic investments; changes in demand for promotional products, branded merchandise, and loyalty incentive programs; the Company’s ability to manage its growth effectively and control operating expenses; the impact of general economic conditions, including inflation, supply chain disruptions, and changes in consumer and corporate spending; increased competition in the promotional products industry; the Company’s ability to identify, complete, and successfully integrate acquisitions; the Company’s ability to attract and retain qualified personnel; the Company’s ability to remediate the material weaknesses in its internal control over financial reporting and to maintain effective disclosure controls and procedures; increased costs and obligations once the Company ceases to qualify as an emerging growth company; risks associated with goodwill and intangible asset impairment; and fluctuations in the Company’s quarterly and annual results of operations. These and other risks and uncertainties are described more fully in the section titled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 and in the Company’s other periodic reports filed with the Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should any of the Company’s assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. The Company cautions investors not to place undue reliance on any forward-looking statements contained in this press release. Forward-looking statements speak only as of the date they are made. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release dated November 10, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 10, 2026	STRAN & COMPANY, INC.

/s/ Andrew Shape
	Name:	Andrew Shape
	Title:	President and Chief Executive Officer

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